J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan USD Emerging Markets Sovereign Bond ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated April 11, 2024

to the current Summary Prospectus and Prospectus, as supplemented

Effective May 10, 2024, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Andrew Bartlett	2023	Executive Director
Supreet Khandate	2023	Vice President
Kush Purohit	2023	Associate

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — USD Emerging Markets Sovereign Bond ETF” section of the Fund’ Prospectus is hereby deleted in its entirety and replaced with the following:

USD Emerging Markets Sovereign Bond ETF

The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Andrew Bartlett, Supreet Khandate and Kush Purohit. The team is responsible for managing the Fund on a day-to-day basis with the goal of seeking investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Mr. Bartlett, an Executive Director of JPMIM, is a member of the GFICC group. Based in New York, he is a portfolio manager within the Emerging Markets Debt team and is responsible for portfolio management and macroeconomic research on sovereign debt. An employee of JPMIM since 2007, he was previously part of the Fixed Income Risk Management team, focusing on risk and performance attribution analysis for global credit, high yield and emerging market debt portfolios. Prior to this, Mr. Bartlett worked at UBS Investment Bank in the OTC credit derivative settlement team. He holds a Bachelor of Arts from Lafayette College, majoring in Spanish, Economics and Business and is a CFA charterholder.

Mr. Khandate, a Vice President of JPMIM, is a member of GFICC group and a portfolio manager on the Emerging Markets Debt team. Prior to joining the firm, he worked at BlackRock from 2011 until 2023, most recently in the Fundamental Fixed Income Portfolio Management group. Mr. Khandate graduated from Columbia University in 2010 with a Master of Science in Operations Research.

Mr. Purohit, an Associate of JPMIM, is a member of the GFICC group. Based in London, he is responsible for portfolio management and research on sovereign debt within the Emerging Markets Debt team. Mr. Purohit joined the firm in 2018 and holds a Bachelor of Arts and a Master of Philosophy in Economics from Cambridge University.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-EMSBETF-424

J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan USD Emerging Markets Sovereign Bond ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated April 11, 2024

to the current Statement of Additional Information, as supplemented

Effective May 10, 2024, the information in the “Portfolio Managers — Portfolio Managers’ Other Accounts Managed” section of the Statement of Additional Information (“SAI”) with respect to the Fund is hereby deleted in its entirety and replaced with the following:

Portfolio Managers’ Other Accounts Managed*

The following table shows information regarding all of the other accounts managed for which advisory fees are not based on the performance of the accounts that are managed by each Fund’s portfolio managers as of February 28, 2023:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
USD Emerging Markets Sovereign Bond ETF
Andrew Bartlett**	2	$168,649	5	$926,248	20	$8,278,415
Supreet Khandate**	8	2,568,488	1	341,012	0	0
Kush Purohit**	0	0	0	0	2	323,444

The following table shows information regarding the other accounts managed by each Fund’s portfolio managers that have advisory fees wholly or partly based on performance as of February 28, 2023:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
USD Emerging Markets Sovereign Bond ETF
Andrew Bartlett**	0	$0	0	$0	8	$1,658,096
Supreet Khandate**	0	0	0	0	0	0
Kush Purohit**	0	0	0	0	0	0

*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
**	As of August 31, 2023.

SUP-SAI-EMSBETF-424

In addition, effective May 10, 2024, the information in the “Portfolio Managers — Portfolio Managers’ Ownership of Securities” section of the SAI with respect to the Fund is hereby deleted in its entirety and replaced with the following:

Portfolio Managers’ Ownership of Securities

The following table indicates the dollar range of securities beneficially owned by each portfolio manager, as of February 28, 2023. Aggregate Dollar Range, if applicable, includes each portfolio manager’s deferred compensation balance attributable to each Fund through participation in the Adviser’s deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of that Fund and accordingly, is the economic equivalent of an investment in Fund Shares.

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
USD Emerging Markets Sovereign Bond ETF
Andrew Bartlett*	X
Supreet Khandate*	X
Kush Purohit*	X

*	As of August 31, 2023.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE